Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pansoft Company Limited (the “Company”) on Form 10-Q for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on September 25, 2008 (the “Report”), I, Allen Zhang, Vice President of Finance for the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 25, 2008	/s/ Allen Zhang
Allen Zhang
Vice President of Finance (Principal Accounting and Principal Financial Officer)